YieldMax COIN Option Income Strategy ETF
Schedule of Investments
January 31, 2026 (Unaudited)

PURCHASED OPTIONS - 7.4% (a)	Notional Amount	Contracts	Value
Call Options - 7.4%
Coinbase Global, Inc. (b)(c)(d)
Expiration: 02/06/2026; Exercise Price: $205.00	$87,633,000	4,500	$1,262,250
Expiration: 02/06/2026; Exercise Price: $207.50	97,370,000	5,000	1,130,000
Expiration: 02/06/2026; Exercise Price: $210.00	107,107,000	5,500	954,250
Expiration: 02/06/2026; Exercise Price: $212.50	9,737,000	500	75,000
Expiration: 02/06/2026; Exercise Price: $220.00	70,398,510	3,615	280,163
Expiration: 02/06/2026; Exercise Price: $222.50	68,159,000	3,500	225,750
Expiration: 02/20/2026; Exercise Price: $200.00	255,109,400	13,100	13,525,750
Expiration: 03/20/2026; Exercise Price: $200.00	230,085,310	11,815	18,608,625
TOTAL PURCHASED OPTIONS (Cost $41,277,594)			36,061,788

SHORT-TERM INVESTMENTS
U.S. TREASURY BILLS - 129.8%		Principal
4.05%, 02/19/2026 (e)(f)		$112,820,000	112,628,525
3.77%, 04/09/2026 (e)(f)		91,126,000	90,527,450
3.59%, 05/12/2026 (e)(f)		1,000,000	990,182
3.64%, 06/11/2026 (e)(f)		101,702,000	100,417,377
4.06%, 07/09/2026 (e)(f)		186,163,000	183,298,426
3.85%, 08/06/2026 (e)(f)		144,711,000	142,104,493
TOTAL U.S. TREASURY BILLS (Cost $629,393,145)			629,966,453

MONEY MARKET FUNDS - 0.9%		Shares
First American Government Obligations Fund - Class X, 3.61% (g)		4,311,087	4,311,087
TOTAL MONEY MARKET FUNDS (Cost $4,311,087)			4,311,087

TOTAL INVESTMENTS - 138.1% (Cost $674,981,826)			670,339,328
Liabilities in Excess of Other Assets - (38.1)%			(185,089,670)
TOTAL NET ASSETS - 100.0%			$485,249,658

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Exchange-traded.
(c)	100 shares per contract.
(d)	Held in connection with written option contracts. See Schedule of Written Options for further information.
(e)	The rate shown is the annualized yield as of January 31, 2026.
(f)	All or a portion of the security has been pledged as collateral for written options. The fair value of securities committed as collateral as of January 31, 2026 was $350,195,007.
(g)	The rate shown represents the 7-day annualized yield as of January 31, 2026.

YieldMax COIN Option Income Strategy ETF
Schedule of Written Options
January 31, 2026 (Unaudited)

WRITTEN OPTIONS - (10.3)%	Notional Amount	Contracts	Value
Call Options - (1.7)%
Coinbase Global, Inc. (a)(b)
Expiration: 02/06/2026; Exercise Price: $197.50	$(87,633,000)	(4,500)	$(2,396,250)
Expiration: 02/06/2026; Exercise Price: $200.00	(97,370,000)	(5,000)	(2,150,000)
Expiration: 02/06/2026; Exercise Price: $202.50	(142,160,200)	(7,300)	(2,555,000)
Expiration: 02/06/2026; Exercise Price: $207.50	(19,474,000)	(1,000)	(226,000)
Expiration: 02/06/2026; Exercise Price: $212.50	(45,082,310)	(2,315)	(347,250)
Expiration: 02/06/2026; Exercise Price: $215.00	(48,685,000)	(2,500)	(301,250)
Total Call Options			(7,975,750)

Put Options - (8.6)%
Coinbase Global, Inc. (a)(b)
Expiration: 02/20/2026; Exercise Price: $200.01	(255,109,400)	(13,100)	(17,030,000)
Expiration: 03/20/2026; Exercise Price: $200.01	(230,085,310)	(11,815)	(24,870,575)
Total Put Options			(41,900,575)
TOTAL WRITTEN OPTIONS (Premiums received $49,877,830)			$(49,876,325)

Percentages are stated as a percent of net assets.

(a)	Exchange-traded.
(b)	100 shares per contract.

Summary of Fair Value Disclosure as of January 31, 2026 (Unaudited)

YieldMax COIN Option Income Strategy ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of January 31, 2026:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Purchased Options	$–	$36,061,788	$–	$36,061,788
U.S. Treasury Bills	–	629,966,453	–	629,966,453
Money Market Funds	4,311,087	–	–	4,311,087
Total Investments	$4,311,087	$666,028,241	$–	$670,339,328

Liabilities:
Investments:
Written Options	$–	$(49,876,325)	$–	$(49,876,325)
Total Investments	$–	$(49,876,325)	$–	$(49,876,325)

Refer to the Schedule of Investments for further disaggregation of investment categories.